EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT
Dated as of December 19, 2018
among
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
as the Company,
FLEETCOR TECHNOLOGIES, INC.,
as the Parent,
THE DESIGNATED BORROWERS PARTY HERETO,
CAMBRIDGE MERCANTILE CORP. (U.S.A.),
as the Additional Borrower,
THE OTHER GUARANTORS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
and
THE OTHER LENDERS PARTY HERETO
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Sole Lead Arranger and Sole Bookrunner

FIFTH AMENDMENT TO CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 19, 2018 (the “Fifth Amendment Effective Date”) is entered into among FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, a Georgia limited liability company (the “Company”), FLEETCOR TECHNOLOGIES, INC., a Delaware corporation (the “Parent”), the Designated Borrowers party hereto (including FleetCor Luxembourg Holding2, a société à responsabilité limitée incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 121.980, Cambridge Mercantile Corp. (U.S.A.), a Delaware corporation (the “Additional Borrower”), the other Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below) as amended hereby.
RECITALS
WHEREAS, pursuant to that certain Credit Agreement, dated as of October 24, 2014 (as amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”), among the Company, the Parent, the Designated Borrowers from time to time party thereto, the Additional Borrower, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, the Lenders have agreed to provide the Borrowers with the credit facilities provided for therein; and
WHEREAS, the Company has requested certain amendments to the Credit Agreement, as more particularly set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments. The Credit Agreement is hereby amended as follows:
(a)The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Australian Corporations Act” means Corporations Act 2001 (Cth).
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.
“Cambridge Disposition” means the Disposition by Comdata Inc., a Delaware corporation, of the Cambridge Equity Interests to FleetCor Luxembourg Holding1, a société à responsabilité limitée, incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B121520.
“Cambridge Equity Interests” means twenty percent (20%) of the Equity Interests of the Additional Borrower owned by Comdata Inc., a Delaware corporation.
“Chevron Disposition” means the Disposition by the Company of the Purchased Assets (as such term is defined in the Chevron Asset Purchase Agreement) to the Chevron Purchaser pursuant to the Chevron Asset Purchase Agreement.
“Chevron Asset Purchase Agreement” means that certain Asset Purchase Agreement, dated as of October 26, 2018, by and between the WEX Bank, a Utah-chartered bank, the Company, as the seller, and, with respect to the Canadian Accounts (as defined in the Chevron Asset Purchase Agreement), WEX Canada, Ltd. and FleetCor Commercial Card Management (Canada) Ltd.
“Chevron Purchaser” means, collectively, WEX Bank, a Utah-chartered bank, and, solely with respect to the Canadian Accounts, (as defined in the Chevron Asset Purchase Agreement), WEX Canada, Ltd.
“Fifth Amendment Effective Date” means December 19, 2018.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(b)The reference to “Third Amendment Effective Date” in the definition of “Aggregate Revolving A Commitments” in Section 1.01 of the Credit Agreement is amended to read “Fifth Amendment Effective Date”.
(c)The reference to “Third Amendment Effective Date” in the definition of “Aggregate Revolving B Commitments” in Section 1.01 of the Credit Agreement is amended to read “Fifth Amendment Effective Date”.
(d)The reference to “Third Amendment Effective Date” in the definition of “Aggregate Revolving C Commitments” in Section 1.01 of the Credit Agreement is amended to read “Fifth Amendment Effective Date”.
(e)The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Applicable Rate” means (a) with respect to any Incremental Term Loan, the percentage(s) per annum set forth in the Lender Joinder Agreement applicable thereto, (b) with respect to the Term B‑3 Loan, 2.00% per annum in the case of Eurocurrency Rate Loans and 1.00% per annum in the case of Base Rate Loans, and (c) with respect to Revolving Loans, the Term A Loan, Swing Line Loans, Letters of Credit and the Commitment Fee, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a):

Pricing Tier	Consolidated Leverage Ratio	Commitment Fee	Letter of Credit Fee	Eurocurrency Rate Loans/ Swing Line Loans	Base Rate Loans

1	> 3.75:1.0	0.35%	1.75%	1.75%	0.75%
2	> 2.00:1.0 but < 3.75:1.0	0.30%	1.50%	1.50%	0.50%
3	< 2.00:1.0	0.25%	1.25%	1.25%	0.25%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Tier 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(a), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. With respect to Revolving Loans, the Term A Loan, Swing Line Loans, Letters of Credit and the Commitment Fee, the Applicable Rate in effect from the Fifth Amendment Effective Date to the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a) for the fiscal quarter of the Parent ending March 31, 2019 shall be determined based upon Pricing Tier 2. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
(f)The definition of “Debtor Relief Laws” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, administration, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
(g)Clause (a)(ii) of the definition of “Eurocurrency Base Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:
(ii)    with respect to a Eurocurrency Rate Loan denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) (or if different, the time specified by the Administrative Agent as the time at which BBSY or the comparable or successor rate is normally published) on the Rate Determination Date with a term equivalent to such Interest Period; and
(h)The definition of “Governmental Authority” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including (a) any supra national bodies such as the European Union or the European Central Bank and (b) any self-regulatory organization established under statute or any stock exchange).
(i)The definition of “Lux 2” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Lux 2” means FleetCor Luxembourg Holding2, a société à responsabilité limitée incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 121.980.
(j)Clause (a) of the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended to read as follows:
(a) with respect to the Revolving Loans, Swing Line Loans, Letters of Credit (and the related L/C Obligations) and the Term A Loan, December 19, 2023,
(k)The definition of “Sanction(s)” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Sanction(s)” means any sanction or trade embargo imposed, administered or enforced by the United States Government (including without limitation, OFAC and the U.S. Department of State), the Canadian Government, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the government of Australia or other relevant sanctions authority.
(l)Clause (b) of the definition of “Solvent” in Section 1.01 of the Credit Agreement is amended to read as follows:
(b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course (including for the purposes of section 95A of the Australian Corporations Act),
(m)The definition of “Term A Loan Commitment” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Term A Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term A Loan to the Company pursuant to Section 2.01(c), in the principal amount set forth opposite such Lender’s name on Schedule 2.01. The aggregate principal amount of the Term A Loan Commitments of all of the Lenders as in effect on the Fifth Amendment Effective Date is TWO BILLION FIVE HUNDRED TWENTY FIVE MILLION DOLLARS ($2,525,000,000).
(n)A new clause (d) is added at the end of Section 1.02 of the Credit Agreement to read as follows:
(d)    Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
(o)Section 2.01(c) of the Credit Agreement is amended to read as follows:
(c)    Term A Loan. Subject to the terms and conditions set forth herein, each Term A Lender severally agrees to make its portion of a term loan (the “Term A Loan”) to the Company in Dollars on the Fifth Amendment Effective Date in an amount not to exceed such Term A Lender’s Term A Loan Commitment. A Term A Lender shall make its portion of the Term A Loan to the Company by (i) continuing some or all of its portion of the Term A Loan (as defined in the Credit Agreement immediately prior to the Fifth Amendment Effective Date) outstanding immediately prior to the Fifth Amendment Effective Date, and/or (ii) advancing additional borrowings of the Term A Loan on the Fifth Amendment Effective Date. Amounts repaid on the Term A Loan may not be reborrowed. The Term A Loan may consist of Base Rate Loans or Eurocurrency Rate Loans or a combination thereof, as further provided herein.
(p)The first parenthetical in Section 2.05(b)(ii) of the Credit Agreement is amended to read as follows:
(other than (w) the Specified Equity Sale, (x) the NexTraq Disposition, (y) the Cambridge Disposition and (z) the Chevron Disposition)
(q)Section 2.07(c) of the Credit Agreement is amended to read as follows:
(c)    Term A Loan. The Company shall repay the outstanding principal amount of the Term A Loan in consecutive installments on the last Business Day of each March, June, September and December and on the Maturity Date, in each case, in the respective amounts set forth below (as such amounts may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment

March 31, 2019	$31,562,500.00
June 30, 2019	$31,562,500.00
September 30, 2019	$31,562,500.00
December 31, 2019	$31,562,500.00
March 31, 2020	$31,562,500.00
June 30, 2020	$31,562,500.00
September 30, 2020	$31,562,500.00
December 31, 2020	$31,562,500.00
March 31, 2021	$31,562,500.00
June 30, 2021	$31,562,500.00
September 30, 2021	$31,562,500.00
December 31, 2021	$31,562,500.00
March 31, 2022	$31,562,500.00
June 30, 2022	$31,562,500.00
September 30, 2022	$31,562,500.00
December 31, 2022	$31,562,500.00
March 31, 2023	$31,562,500.00
June 30, 2023	$31,562,500.00
September 30, 2023	$31,562,500.00
Maturity Date	Outstanding Principal Balance of Term A Loan

(r)Section 2.19 of the Credit Agreement is deleted.
(s)Section 6.12(d) of the Credit Agreement is amended to read as follows:
(d)    As of the Fifth Amendment Effective Date, no Borrower is or will be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA, or otherwise) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
(t)The first parenthetical in Section 8.05 of the Credit Agreement is amended to read as follows:
(other than the SVS Disposition, the NexTraq Disposition, the Cambridge Disposition and the Chevron Disposition)
(u)Section 9.01(f) of the Credit Agreement is amended to read as follows:
(f)    Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries (other than an Immaterial Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, administrator, Controller (as defined in the Australian Corporations Act), trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, administrator, Controller (as defined in the Australian Corporations Act), trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty calendar days, or an order for relief is entered in any such proceeding; or
(v)A new Section 10.12 is added to the Credit Agreement at the end of Article X to read as follows:
10.12    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Parent or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (i) Section 10.12(a)(i) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with Section 10.12(a)(iv), such Lender further (A) represents and warrants, as of the date such Person became a Lender party hereto, to, and (B) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Parent or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). The representations set forth in this Section 10.12 are intended to comply with the Department of Labor’s regulation Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), and if such regulations are no longer in effect, these representations shall be deemed to be no longer in effect.
(o)    The columns entitled “Revolving A Commitments”, “Applicable Percentage of Revolving A Commitments”, “Revolving B Commitments”, “Applicable Percentage of Revolving B Commitments”, “Revolving C Commitments”, “Applicable Percentage of Revolving C Commitments”, “Term A Loan Commitments” and “Applicable Percentage of Term A Loan Commitments” set forth in Schedule 2.01 to the Credit Agreement are amended as set forth in Schedule 2.01 attached hereto.
2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
(a)Receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company, the Designated Borrowers, the Additional Borrower and the Guarantors, (ii) the Required Lenders, (iii) each Lender with a Revolving A Commitment and/or outstanding Revolving A Loans (in each case, after giving effect to this Amendment), (iv) each Lender with a Revolving B Commitment and/or outstanding Revolving B Loans (in each case, after giving effect to this Amendment), (v) each Lender with a Revolving C Commitment and/or outstanding Revolving C Loans (in each case, after giving effect to this Amendment), (vi) each Lender with a Term A Loan Commitment and/or holding a portion of the outstanding Term A Loan (in each case, after giving effect to this Amendment), (vii) the L/C Issuer, and (viii) the Swing Line Lender.
(b)Receipt by the Administrative Agent of Revolving Notes and Term Notes, executed by a Responsible Officer of the applicable Borrower(s) in favor of each New Lender (as defined below) requesting a Revolving Note and/or Term Note from the Borrowers.
(c)Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, and dated as of the Fifth Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, to the extent required by the Administrative Agent.
(d)Receipt by the Administrative Agent of a certificate of each Loan Party, in each case, duly executed by a Responsible Officer of each such Loan Party, dated as of the Fifth Amendment Effective Date, (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the this Amendment and the transactions contemplated hereby, (ii) certifying and attaching copies of the Organization Documents of such Loan Party, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, (iii) certifying as to the incumbency, identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party, and (iv) in the case of the Company, certifying (A) as to the matters set forth in clauses (i) through (v) of Section 5(c) and (B) that there has not occurred, since December 31, 2017, any event or circumstance that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(e)Receipt by the Administrative Agent of such documents and certifications as the Administrative Agent may require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing (except in the case of FleetCor Australia and FleetCor New Zealand) and qualified to engage in business in its jurisdiction of organization or formation.
(f)Receipt by the Administrative Agent of a certificate, dated as of the Fifth Amendment Effective Date, signed by the Parent’s chief financial officer certifying as to the Solvency of the Parent and its Subsidiaries on a consolidated basis.
(g)Receipt by the Administrative Agent of the following: (i) searches of Uniform Commercial Code filings and tax and judgment liens in the jurisdiction of formation of each domestic Loan Party and each other jurisdiction reasonably required by the Administrative Agent, disclosing no Liens other than Permitted Liens; (ii) UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the Collateral; (iii) searches of ownership of, and Liens on, United States registered intellectual property of each domestic Loan Party in the appropriate governmental offices, disclosing no Liens other than Permitted Liens; and (iv) duly executed notices of grant of security interest in substantially the form required by the Security Agreement as are necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the United States registered intellectual property of the Loan Parties.
(h)To the extent required by the Administrative Agent, receipt by the Administrative Agent of copies of certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including naming the Administrative Agent and its successors and assigns as additional insured (in the case of liability insurance) or lenders’ loss payee (in the case of property insurance) on behalf of the Lenders.
(i)Receipt by each Lender of all documentation and other information that it has reasonably requested in writing that it has reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.
(j)With respect to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, delivery by such Borrower, to each Lender that so requests, of a Beneficial Ownership Certification in relation to such Borrower.
(k)Receipt by the Administrative Agent of any fees owing to MLPFS (or any of its designated Affiliates), the Administrative Agent and the Lenders that are required to be paid on or before the Fifth Amendment Effective Date.
(l)Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Fifth Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objections.
3.    Release of Liens; Affirmation of Security Interests.
(a)    Upon consummation of the Cambridge Disposition, all Liens on the Cambridge Equity Interests granted to or created in favor of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to the Loan Documents, shall automatically terminate and be released and discharged, without any further action by any Person. The Lenders hereby authorize the Administrative Agent to execute and deliver to the Borrowers, at the sole expense of the Borrowers, all documents or instruments reasonably requested by the Borrowers to evidence or effectuate the release of Liens contemplated by this Section 3(a) upon the consummation of the Cambridge Disposition.
(b)    Upon consummation of the Chevron Disposition as contemplated by the Chevron Asset Purchase Agreement, all Liens on the Purchased Assets (such term being used herein as defined in the Chevron Asset Purchase Agreement) granted to or created in favor of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to the Loan Documents, shall automatically terminate and be released and discharged, without any further action by any Person. The Lenders hereby authorize the Administrative Agent to execute and deliver to the Borrowers, at the sole expense of the Borrowers, all documents or instruments reasonably requested by the Borrowers to evidence or effectuate the release of Liens contemplated by this Section 3(b) upon the consummation of the Chevron Disposition.
(c)    Each Loan Party hereby (i) affirms that, except with respect to the Liens on the Cambridge Equity Interests or the Purchased Assets, all of the Liens granted to or created in favor of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to the Loan Documents are valid and subsisting Liens securing the Obligations, and (ii) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted or purported to be granted pursuant to the Loan Documents with respect to any of the Collateral described therein (other than the Cambridge Equity Interests and the Purchased Assets).
4.    Reallocation of Commitments and Outstanding Loans. Each Lender party hereto (including any New Lenders) hereby agrees that, subject to the terms and conditions set forth herein and in the Credit Agreement (as amended by this Amendment), upon giving effect to this Amendment, (a) its Revolving A Commitment (if any) is set forth opposite its name on Schedule 2.01 attached to this Amendment under the caption “Revolving A Commitments,” (b) its Revolving B Commitment (if any) is set forth opposite its name on Schedule 2.01 attached to this Amendment under the caption “Revolving B Commitments,” (c) its Revolving C Commitment (if any) is set forth opposite its name on Schedule 2.01 attached to this Amendment under the caption “Revolving C Commitments” and (d) its Term A Loan Commitment (if any) is set forth opposite its name on Schedule 2.01 attached to this Amendment under the caption “Term A Loan Commitment”. On the date hereof, upon giving effect to this Amendment, (i) each Revolving A Lender, each Revolving B Lender, each Revolving C Lender and each Term A Lender shall, subject to the terms and conditions of this Amendment and the Credit Agreement (as amended by this Amendment), effect such assignments, prepayments, borrowings and reallocations as are necessary to effectuate the modifications contemplated in this Amendment, in each case such that, after giving effect thereto, each Revolving A Lender, each Revolving B Lender, each Revolving C Lender and each Term A Lender will hold its respective Applicable Percentage of the Outstanding Amount of all Revolving A Loans, all Revolving B Loans, all Revolving C Loans and the Term A Loan in accordance with Schedule 2.01 attached to this Amendment (it being understood that some or all of the Revolving Loans and/or Term A Loan outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment may remain outstanding under the Credit Agreement upon the effectiveness of this Amendment in accordance with the foregoing, and upon such effectiveness shall be deemed Revolving Loans and/or portions of the Term A Loan funded on the date hereof and outstanding under the Credit Agreement as amended by this Amendment) and (ii) the risk participations of the Lenders in each outstanding Letter of Credit, each outstanding Domestic Swing Line Loan and each outstanding Foreign Swing Line Loan shall be automatically reallocated in accordance with each Lender’s Applicable Percentage in respect of the Aggregate Revolving A Commitments and the Aggregate Revolving B Commitments (as set forth on Schedule 2.01 attached to this Amendment). Each Lender waives any right to compensation under Section 3.05 of the Credit Agreement in connection with the transactions described above in this Section 4.
5.    Miscellaneous.
(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.
(b)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment and the transactions contemplated hereby, (ii) affirms all of its obligations under the Loan Documents to which it is a party and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party.
(c)    Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(i)    The execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Loan Party’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (I) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (II) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.
(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitations and to principles of equity.
(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the Credit Agreement as amended hereby.
(iv)    After giving effect to this Amendment, the representations and warranties of such Loan Party set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Fifth Amendment Effective Date with the same effect as if made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 4(c)(iv), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Credit Agreement.
(v)    After giving effect to this Amendment, no Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.
(vi)    The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Fifth Amendment Effective Date that are required to become Guarantors pursuant to the Credit Agreement on or prior to the Fifth Amendment Effective Date.
(d)    Each Person that signs this Amendment as a Lender and that was not a Lender party to the Credit Agreement prior to the effectiveness of this Amendment (each a “New Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (C) from and after the Fifth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
Each of the Administrative Agent and each Loan Party agree that, as of the Fifth Amendment Effective Date, each New Lender shall (1) be a party to the Credit Agreement (and, as applicable, the other Loan Documents), (2) be a “Lender” (and, as applicable, a “Revolving A Lender,” a “Revolving B Lender,” a “Revolving C Lender,” and/or a “Term A Lender”) for all purposes of the Credit Agreement and the other Loan Documents and (3) have the rights and obligations of a Lender (and, as applicable, a “Revolving A Lender,” a “Revolving B Lender,” a “Revolving C Lender,” and/or a “Term A Lender”) under the Credit Agreement and the other Loan Documents.
The address of each New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such New Lender to the Administrative Agent.
(e)    Each Lender party hereto represents and warrants that, after giving effect to this Agreement, the representations and warranties of such Lender set forth in the Credit Agreement (as amended by this Amendment) are true and correct as of the Fifth Amendment Effective Date. Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in the Credit Agreement (as amended by this Amendment).
(f)    This Amendment may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment.
(g)    This Amendment is a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
(h)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THIS AMENDMENT SHALL BE FURTHER SUBJECT TO THE TERMS AND CONDITIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by a duly authorized officer as of the date first above written.

COMPANY:            FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
a Georgia limited liability company

By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

PARENT:            FLEETCOR TECHNOLOGIES, INC.,
a Delaware corporation

By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

DESIGNATED
BORROWERS:            FLEETCOR UK ACQUISITION LIMITED,
a private limited company registered in England and Wales

By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Director

ALLSTAR BUSINESS SOLUTIONS LIMITED,
a private limited company registered in England and Wales

By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Director

BUSINESS FUEL CARDS PTY LTD (formerly FleetCor Technologies Australia Pty Ltd), a proprietary limited company registered in Australia, in accordance with section 127 of the Corporations Act 2001 (Cth)
ACN 161 721 106

By:/s/ Eric Dey
Name: Eric Dey
Title: Director

By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Director
FLEETCOR TECHNOLOGIES NEW ZEALAND LIMITED,
a company registered in New Zealand

By:/s/ Steven Joseph Pisciotta
Name: Steven Joseph Pisciotta
Title: Director

FLEETCOR LUXEMBOURG HOLDING2,
a société à responsabilité limitée incorporated under the laws of Luxembourg

By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Type A Manager

ADDITIONAL
BORROWER:            CAMBRIDGE MERCANTILE CORP. (U.S.A.),
a Delaware corporation

By: /s/Gary McDonald
Name: Gary McDonald
Title: President

GUARANTORS:        CFN HOLDING CO.,
a Delaware corporation
By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CLC GROUP, INC.,
a Delaware corporation
By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CORPORATE LODGING CONSULTANTS, INC.,
a Kansas corporation
By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

CREW TRANSPORTATION SPECIALISTS, INC.,
a Kansas corporation
By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
MANNATEC, INC.,
a Georgia corporation
By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
FLEETCOR FUEL CARDS LLC,
a Delaware limited liability company
By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
PACIFIC PRIDE SERVICES, LLC,
a Delaware limited liability company
By:/s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
FCHC HOLDING COMPANY, LLC,
a Delaware limited liability company
By:/s/ John Coughlin
Name: John Coughlin
Title: President

COMDATA INC.,
a Delaware corporation
By:    /s/Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President

COMDATA TN, INC.,
a Tennessee corporation
By:    /s/Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President
COMDATA NETWORK, INC. OF CALIFORNIA,
a California corporation
By:    /s/Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President

CAMBRIDGE MERCANTILE CORP. (NEVADA),
a Delaware corporation
By:    /s/Michael Rockouski
Name: Michael Rockouski
Title: President

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:    /s/ Ryan Maples
Name: Ryan Maples
Title: Sr Vice President

MUFG BANK, LTD. (f.k.a. The Bank of Tokyo-Misubishi (UFJ, Ltd.),
as a Lender

By:    /s/ George Stoecklein
Name: Georgie Stoecklein
Title: Managing Director

TD BANK, N.A.,
as a Lender

By:    /s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:    /s/ Lex Mayers
Name: Lex Mayers
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Brandon K. Fiddler
Name: Brandon K. Fiddler
Title: Senior Vice President

MIZUHO BANK LTD.,
as a Lender

By:    /s/ Raymond Ventura
Name: Raymond Venture
Title: Managing Director

REGIONS BANK,
as a Lender

By:    /s/ Jason Douglas
Name: Jason Douglas
Title: Director

FIFTH THIRD BANK,
as a Lender

By:    /s/ Dan Komeol
Name: Dan Komeol
Title: Senior Relationship Manager

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ Winston Lua
Name: Winston Lua
Title: Director

BARCLAYS BANK PLC,
as a Lender

By:    /s/ Craig Malloy
Name: Craig Malloy
Title: Director

BMO HARRIS BANK, N.A.,
as a Lender

By:    /s/ Joan Murphy
Name: Joan Murphy
Title: Managing Director

CAPITOL ONE, N.A.
as a Lender

By:    /s/ Jon Malden
Name: Jon Malden
Title: Senior Director

SANTANDER BANK, N.A.,
as a Lender

By:    /s/ Shamir Ghosh
Name: Shamir Ghosh
Title: Vice President

STATE BANK OF INDIA, NEW YORK BRANCH,
as a Lender

By:    /s/ Mr. Niraj Kumar Panda
Name: Mr. Niraj Kumar Panda
Title: VP & Head (CMC)

BANK OF CHINA, NEW YORK BRANCH,
as a Lender

By:    /s/ Raymond Qiao
Name: Raymond Qiao
Title: EVP

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:    /s/ Ryan Benefiel
Name: Ryan Benefiel
Title: Portfolio Manager

ROYAL BANK OF CANADA
as a Lender

By:    /s/ Jennifer Flann
Name: Jennifer Flann
Title: Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By:    /s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Director

By:    /s/ Dayi Liu
Name: Dayi Liu
Title: Executive Director

BAWAG P.S.K. Bank für Arbeit and Wirtschaft Österreichiesche Postparkasse AG, as a Lender

By:    /s/ Martin Rezac
Name: Martin Rezac
Title: Authorized Signatory

By:    /s/ Christian BeBenroth
Name: Christian BeBenroth
Title: Authorized Signatory

J.P. MORGAN CHASE BANK, N.A.,
As a Lender

By:    /s/ Peter Thauer
Name: Peter Thauer
Title: Managing Director

SYNOVUS BANK,
As a Lender

By:    /s/ Matthew R. McKee
Name: Matthew R. McKee
Title: Authorized Signer

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
As a Lender

By:    /s/ Jay W. Dale
Name: Jay W. Dale
Title: Senior Vice President

LAND BANK OF TAIWAN, LOS ANGELES BRANCH,
As a Lender

By:    /s/ Kuang Wei Chang
Name: Kuang Wei Chang
Title: V.P. & General Manager

TAIWAN BUSINESS BANK, A REPUBLIC OF CHINA BANK ACTING THROUGH ITS LOS ANGELES BRANCH
As a Lender

By:    /s/ Shenn Bao Jean
Name: Shenn Bao Jean
Title: General Manager

TAIWAN COOPERATIVE BANK, SEATTLE BRANCH,
As a Lender

By:    /s/ Guey-Fang Cheng
Name: Guey-Fang Cheng
Title: VP & Deputy General Manager

FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH
As a Lender

By:    /s/ Terry Y.G.Ju
Name: Terry Y. G. Ju
Title: Senior Vice President & General Manager

People’s United Bank, National Association
As a Lender

By:    /s/ Kathryn Williams
Name: Kathryn Williams
Title: Senior Vice President

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH
As a Lender

By:    /s/ Garry Weiss
Name: Gary Weiss
Title: Managing Director

By:    /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

BANK OF TAIWAN, ACTING THROUGH ITS LOS ANGELES BRANCH
As a Lender

By:    /s/ Shu Chen Chang
Name: Shu Chen Chang
Title: Senior Vice President and General Manager

ASSOCIATED BANK NATIONAL ASSOCIATION,
As a Lender

By:    /s/ Jamie Boney
Name: Jamie Boney
Title: Vice President

BANCO DE SABADELL, S.A., MIAMI BRANCH,
As a Lender

By:    /s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

STIFEL BANK & TRUST,
As a Lender

By:    /s/ Daniel P. McDonald
Name: Daniel P. McDonald
Title: Assistant Vice President

RAYMOND JAMES BANK, N.A.,
As a Lender

By:    /s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Senior Vice President — Corporate Banking

EASTERN BANK,
As a Lender

By:    /s/ David Nussbaum
Name: David Nussbaum
Title: SVP

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY         As a Lender

By:    /s/ Te-Wei Lin
Name: Te-Wei Lin
Title: Deputy General Manager

CTBC BANK CO., LTD., NEW YORK BRANCH,
As a Lender

By:    /s/ Ralph Wu
Name: Ralph Wu
Title: SVP & Branch General Manager

FIRST HAWAIIAN BANK,
As a Lender

By:    /s/ Christopher M. Yasuma
Name: Christopher M. Yasuma
Title: Vice President

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH
As a Lender

By:    /s/ Wan-Chin Chang
Name: Wan-Chin Chang
Title: VP & General Manager

CIT BANK, N.A.,
As a Lender

By:    /s/ Terence Sullivan
Name: Terence Sullivan
Title: Managing Director

FIRST MIDWEST BANK
As a Lender

By:    /s/ Michael Trunck
Name: Michael Trunck
Title: Senior Vice President

FLUSHING BANK,
As a Lender

By:    /s/ Lisa Archinow
Name: Lisa Archinow
Title: Vice President

CENTRAL PACIFIC BANK,
As a Lender

By:    /s/ Carl A. Morita
Name: Carl A. Morita
Title: Vice President

By:    /s/ Lisa L.H. Nillos
Name: Lisa L. H. Nillos
Title: Senior Vice President

BANK SINOPAC CO., LTD. (LOS ANGELES BRANCH),
as a Lender
By:    /s/ I Kai Lo
Name: I Kai Lo
Title: Branch General Manager

STOCK YARDS BANK & TRUST COMPANY,
as a Lender
By:    /s/ Joe Morrison
Name: Joe Morrison
Title: Vice President

Catskill Park CLO, Ltd.,
as a Lender
By: GSO/Blackstone Debt Funds Management LLC
as Collateral Manager
By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Chenango Park CLO, Ltd.,
as a Lender
By: GSO/ Blackstone Debt Funds Management LLC
As a Collateral Manager

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Cumberland Park CLO, Ltd.,
as a Lender
By: GSO/ Blackstone Debt Funds Management LLC
As a Collateral Manager

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Jay Park CLO, Ltd.,
as a Lender
By: Virtual Partners LLC
As a Collateral Manager

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Seneca Park CLO, Ltd.,
as a Lender
By: GSO/ Blackstone Debt Funds Management LLC
As a Collateral Manager

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Stewart Park CLO, Ltd.,
as a Lender
By: GSO/ Blackstone Debt Funds Management LLC
As a Collateral Manager

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Thacher Park CLO, Ltd.,
as a Lender
By: GSO/ Blackstone Debt Funds Management LLC
As a Collateral Manager

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Thayer Park CLO, Ltd.,
as a Lender
By: GSO/ Blackstone Debt Funds Management LLC
As a Collateral Manager

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Webster Park CLO, Ltd.,
as a Lender
By: GSO/ Blackstone Debt Funds Management LLC
As a Collateral Manager

By: /s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

TELOS CLO 2018-8, Ltd.,
as a Lender

By: /s/ Ro Toyoshima
Name: Ro Toyoshima
Title: Managing Director

Schedule 2.01
Commitments and Applicable Percentages

Lender	Revolving A Commitments	Applicable Percentage of Revolving A Commitments	Revolving B Commitments	Applicable Percentage of Revolving B Commitments	Revolving C Commitments	Applicable Percentage of Revolving C Commitments	Term A Loan Commitments	Applicable Percentage of Term A Loan Commitments
Bank of America, N.A.	$109,538,195.69	13.692274460%	$87,252,543.76	19.389454170%	$18,571,428.56	53.061224460%	$434,640,435.75	17.213482600%
MUFG Bank, Ltd.	$50,555,887.81	6.319485976%	$48,841,637.72	10.853697270%	$0.00	0.000000000%	$200,602,474.47	7.944652454%
PNC Bank, National Association	$50,555,887.81	6.319485976%	$45,792,712.79	10.176158400%	$3,048,924.93	8.711214086%	$200,602,474.47	7.944652454%
Wells Fargo Bank, National Association	$41,334,111.96	5.166763995%	$37,804,612.59	8.401025020%	$5,156,705.54	14.733444400%	$157,419,341.43	6.234429364%
TD Bank, N.A.	$37,916,915.86	4.739614483%	$35,209,945.49	7.824432331%	$1,421,282.80	4.060808000%	$150,451,855.85	5.958489341%
Mizuho Bank Ltd.	$41,001,297.20	5.125162150%	$23,063,229.67	5.125162149%	$0.00	0.000000000%	$124,638,699.48	4.936186118%
Regions Bank	$31,413,925.09	3.926740636%	$29,544,278.89	6.565395309%	$3,106,322.89	8.875208257%	$119,638,699.49	4.738166316%
The Bank of Nova Scotia	$41,001,297.20	5.125162150%	$23,063,229.67	5.125162149%	$0.00	0.000000000%	$119,638,699.49	4.738166316%
Fifth Third Bank	$41,001,297.20	5.125162150%	$23,063,229.67	5.125162149%	$0.00	0.000000000%	$119,638,699.49	4.738166316%
BMO Harris Bank N.A.	$40,174,762.54	5.021845318%	$22,598,303.92	5.021845316%	$0.00	0.000000000%	$117,226,933.54	4.642650833%
Barclays Bank PLC	$64,000,000.00	8.000000000%	$36,000,000.00	8.000000000%	$0.00	0.000000000%	$0.00	0.000000000%
Capital One, N.A.	$21,579,630.11	2.697453764%	$12,138,541.93	2.697453762%	$0.00	0.000000000%	$62,967,736.56	2.493771745%
Royal Bank of Canada	$21,579,630.11	2.697453764%	$12,138,541.93	2.697453762%	$0.00	0.000000000%	$62,967,736.56	2.493771745%
Santander Bank, N.A.	$25,288,629.03	3.161078629%	$0.00	0.000000000%	$0.00	0.000000000%	$47,225,802.41	1.870328808%
State Bank of India, New York Branch	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$60,000,000.00	2.376237624%
Bank of China, New York Branch	$30,000,000.00	3.750000000%	$0.00	0.000000000%	$0.00	0.000000000%	$28,500,000.00	1.128712871%
The Huntington National Bank	$16,859,086.02	2.107385753%	$0.00	0.000000000%	$0.00	0.000000000%	$34,901,229.40	1.382226907%
Industrial and Commercial Bank of China, New York Branch	$16,859,086.02	2.107385753%	$0.00	0.000000000%	$0.00	0.000000000%	$31,483,868.30	1.246885873%
BAWAG P.S.K.	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$43,181,818.17	1.710171017%
JPMorgan Chase Bank, N.A.	$16,533,644.79	2.066705599%	$13,489,191.97	2.997598216%	$3,695,335.28	10.558100800%	$0.00	0.000000000%
Synovus Bank	$10,115,451.61	1.264431451%	$0.00	0.000000000%	$0.00	0.000000000%	$18,890,320.98	0.748131524%
First Tennessee Bank National Association	$10,115,451.61	1.264431451%	$0.00	0.000000000%	$0.00	0.000000000%	$18,890,320.98	0.748131524%
Land Bank of Taiwan, Los Angeles Branch	$8,429,543.01	1.053692876%	$0.00	0.000000000%	$0.00	0.000000000%	$20,570,456.99	0.814671564%
Taiwan Business Bank, a Republic of China Bank acting through its Los Angeles Branch	$8,429,543.01	1.053692876%	$0.00	0.000000000%	$0.00	0.000000000%	$20,570,456.99	0.814671564%
Taiwan Cooperative Bank, Seattle Branch	$8,429,543.01	1.053692876%	$0.00	0.000000000%	$0.00	0.000000000%	$20,570,456.99	0.814671564%
First Commercial Bank, Ltd., New York Branch	$8,429,543.01	1.053692876%	$0.00	0.000000000%	$0.00	0.000000000%	$20,570,456.99	0.814671564%
People's United Bank, National Association	$8,429,543.01	1.053692876%	$0.00	0.000000000%	$0.00	0.000000000%	$20,570,456.99	0.814671564%
Crédit Industriel Et Commercial, New York Branch	$6,743,634.41	0.842954301%	$0.00	0.000000000%	$0.00	0.000000000%	$22,093,547.31	0.874991973%
Bank of Taiwan, acting through its Los Angeles Branch	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$27,500,000.00	1.089108911%
Associated Bank National Association	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$25,000,000.00	0.990099010%
Banco de Sabadell, S.A., Miami Branch	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$24,521,875.00	0.971163366%
Stifel Bank & Trust	$8,395,824.84	1.049478105%	$0.00	0.000000000%	$0.00	0.000000000%	$15,678,966.40	0.620949164%
Raymond James Bank, N.A.	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$22,222,265.10	0.880089707%
Eastern Bank	$6,743,643.41	0.842955426%	$0.00	0.000000000%	$0.00	0.000000000%	$12,593,547.31	0.498754349%
Hua Nan Commercial Bank, Ltd., New York Agency	$6,743,634.41	0.842954301%	$0.00	0.000000000%	$0.00	0.000000000%	$12,593,547.31	0.498754349%
CTBC Bank Co., Ltd., New York Branch	$6,743,634.41	0.842954301%	$0.00	0.000000000%	$0.00	0.000000000%	$12,593,547.31	0.498754349%
First Hawaiian Bank	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$15,000,000.00	0.594059406%
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$5,057,725.81	0.632215726%	$0.00	0.000000000%	$0.00	0.000000000%	$9,445,160.47	0.374065761%
CIT Bank, N.A.	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$14,250,000.00	0.564356436%
First Midwest Bank	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$10,000,000.00	0.396039604%
Flushing Bank	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$9,596,736.56	0.380068775%
Central Pacific Bank	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$8,550,000.00	0.338613861%
Bank SinoPac Co., Ltd. (Los Angeles Branch)	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$4,750,000.00	0.188118812%
Stock Yards Bank & Trust Company	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$4,750,000.00	0.188118812%
GSO / Blackstone Debt Funds Management LLC	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$15,501,375.46	0.613915860%
Telos Asset Management LLC	$0.00	0.000000000%	$0.00	0.000000000%	$0.00	0.000000000%	$2,000,000.00	0.079207921%
TOTAL:	$800,000,000.00	100.000000000%	$450,000,000.00	100.000000000%	$35,000,000.00	100.000000000%	$2,525,000,000.00	100.000000000%